================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          Benton Oil and Gas Company
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           BENTON OIL AND GAS COMPANY
                           6267 CARPINTERIA, SUITE 200
                          CARPINTERIA, CALIFORNIA 93013
                                 (805) 566-5600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TIME AND DATE                    9:00 a.m. on Monday, July 30, 2001

PLACE                            Doubletree Hotel
                                 Allen Center
                                 400 Dallas Street
                                 Houston, Texas  77002

ITEMS OF BUSINESS                (1)  To elect six directors
                                 (2)  To adopt and approve the 2001 Long Term
                                      Stock Incentive Plan
                                 (3)  To ratify the appointment of independent
                                      accountants
                                 (4)  To consider such other business as may
                                      properly come before the meeting

RECORD DATE                      You are entitled to vote if you were a
                                 stockholder at the close of business on
                                 Wednesday, June 13, 2001.

VOTING BY PROXY                  Please submit the proxy as soon as possible so
                                 that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 4 of this proxy statement and the instructions on the proxy card.

STOCKHOLDER LISTING              A list of our stockholders as of June 13, 2001
                                 will be available for inspection by our
                                 stockholders at the Doubletree Hotel, Allen
                                 Center, 400 Dallas Street, Houston, Texas during the ten days immediately preceding the date of the Annual Meeting.


                                 By Order of the Board of Directors


                                 /s/ PETER J. HILL

                                 PETER J. HILL
                                 President and Chief Executive Officer


This proxy statement and accompanying proxy card are being distributed on or about June 22, 2001.

                       2001 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS


Notice of Annual Meeting of Stockholders..........................................................................1

         Q:Why am I receiving these materials?....................................................................4

         Q:What information is contained in these materials?......................................................4

         Q:What proposals will be voted on at the meeting?........................................................4

         Q:What shares owned by me can be voted?..................................................................4

         Q:What is the difference between holding shares as a stockholder of record and as a beneficial owner?....4

              Stockholder of Record...............................................................................4

              Beneficial Owner....................................................................................4

         Q:How can I vote my shares in person at the meeting?.....................................................4

         Q:How can I vote my shares without attending the meeting?................................................5

         Q:Can I change my vote?..................................................................................5

         Q:How are votes counted?.................................................................................5

         Q:What is the voting requirement to approve each of the proposals?.......................................5

         Q:What does it mean if I receive more than one proxy or voting instruction card?.........................5

         Q:Where can I find the voting results of the meeting?....................................................5

STOCK OWNERSHIP...................................................................................................6

         Who are the largest owners of Benton's stock?............................................................6

         How much stock do Benton's directors and executive officers own?.........................................6

              Section 16(a) Beneficial Ownership Reporting Compliance.............................................7

BOARD  STRUCTURE AND COMPENSATION.................................................................................8

DIRECTOR COMPENSATION ARRANGEMENTS................................................................................9

PROPOSAL NO. 1- ELECTION OF DIRECTORS.............................................................................9

PROPOSAL NO. 2- APPROVAL OF 2001 LONG TERM STOCK INCENTIVE PLAN..................................................12

PROPOSAL NO. 3- RATIFICATION OF INDEPENDENT ACCOUNTANTS .........................................................14

EXECUTIVE OFFICERS AND KEY EMPLOYEES.............................................................................15

EXECUTIVE COMPENSATION...........................................................................................16

         SUMMARY COMPENSATION TABLE..............................................................................16

         OPTION GRANTS IN LAST FISCAL YEAR.......................................................................17

         AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES........................18

REPORT OF THE HUMAN RESOURCES COMMITTEE..........................................................................19

REPORT OF THE AUDIT COMMITTEE....................................................................................20

STOCK PERFORMANCE GRAPH..........................................................................................21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................22

ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS......................23


         Q:What happens if additional proposals are presented at the meeting?....................................23

         Q:What class of shares are entitled to be voted?........................................................23

         Q:What is the quorum requirement for the meeting?.......................................................23

         Q:Who will count the vote?..............................................................................23

         Q:Is my vote confidential?..............................................................................23

         Q:Who will bear the cost of soliciting votes for the meeting?...........................................23

         Q:May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?...........................................................23

ANNEX A - Audit Committee Charter................................................................................25

ANNEX B - 2001 Long Term Stock Incentive Plan....................................................................29

Q:  WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Benton Oil and Gas Company is providing these proxy materials to you in connection with Benton's annual meeting of stockholders, which will take place on July 30, 2001. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2000 Annual Report to Stockholders was previously mailed to you.

Q:  WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:       There are three proposals scheduled to be voted on at the meeting:

          -    The election of directors

          -    The approval of the 2001 Long Term Stock Incentive Plan

          -    The ratification of independent accountants

Q.  WHAT SHARES OWNED BY ME CAN BE VOTED?

A: You may vote all shares owned by you as of June 13, 2001, the record date. These shares include those (1) held directly in your name as a stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many Benton stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    STOCKHOLDER OF RECORD

    If your shares are registered directly in your name with Benton's transfer agent, Wells Fargo Bank Minnesota, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Benton. As a stockholder of record, you have the right to grant your voting proxy directly to Benton or to vote in person at the meeting. Benton has enclosed a proxy card for your use.

    BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

    EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER CANNOT ATTEND OR DECIDE NOT TO ATTEND THE MEETING.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

    BY INTERNET - If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

    BY TELEPHONE - If you live in the United States or Canada, you may submit your proxy by following the "Vote by Telephone" instructions on the proxy card,

    BY MAIL - You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy by Internet, telephone or mail or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:  HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees, or your vote may be "WITHHELD" for one or more of the nominees, in which case your vote will be FOR all the nominees from whom you do not specifically withhold your vote. For approval of the 2001 Long Term Stock Incentive Plan and the ratification of independent accountants, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST."

    If you sign your proxy card or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the six persons receiving the highest number of "FOR" votes will be elected. The approval of the 2001 Long Term Stock Incentive Plan and the ratification of independent accountants requires the affirmative "FOR" vote of a majority of those shares present, in person or by proxy, and entitled to vote. If you are the beneficial owner and do not provide your broker or nominee with voting instructions, your shares may constitute broker non-votes, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 23. In tabulating the voting results for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
    CARD?

A: It means you have shares which are registered in different ways or are held in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the third quarter of 2001.

    Additional Q&A information regarding the annual meeting and stockholder proposals may be found on pages 23 and 24 below.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF BENTON'S STOCK?

         The following table shows the amount of Benton common stock beneficially owned by any person or group that is the direct or beneficial owner of more than 5% of Benton's common stock as of June 13, 2001.

------------------------------------------------------------------------------------------------------------------
                                                 AGGREGATE NUMBER                         PERCENT OF
                                                     OF SHARES                              SHARES
NAME AND ADDRESS                                BENEFICIALLY OWNED                      OUTSTANDING(1)
----------------                                ------------------                      --------------
Heartland Advisors, Inc.                           3,416,200(2)                              10.06%
789 North Water Street
Milwaukee, WI  53202

Cumberland Associates LLC                          3,270,000(3)                               9.63%
1114 Avenue of the Americas
New York, NY  10036

Dimensional Fund Advisors                          2,317,100(4)                               6.83%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

A.E. Benton                                        1,987,500(5)                               5.62%
P.O. Box 600
Carpinteria, CA  93014

------------------------------------------------------------------------------------------------------------------

(1) The percentage of common stock is based upon 33,946,919 shares of common stock outstanding on June 13, 2001.

(2) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on January 16, 2001.

(3) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001.

(4) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on February 2, 2001.

(5) Includes 1,387,500 shares which may be acquired by exercise of vested options which are currently exercisable or exercisable within 60 days. See "Certain Relationships and Related Transactions."

HOW MUCH STOCK DO BENTON'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the amount of common stock of Benton beneficially owned (unless otherwise indicated) by Benton's directors and nominees for director, the executive officers of Benton named in the Summary Compensation Table below and the directors and executive officers of Benton as a group. Except as otherwise indicated, all information is as of June 13, 2001.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of August 12, 2001 (60 days after the record date of June 13, 2001) through the exercise of stock options or other rights. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

---------------------------------------------------------------------------------------------------------------
                         NAME                                        AMOUNT AND                  PERCENT OF
                                                                     NATURE OF                     SHARES
                                                              BENEFICIAL OWNERSHIP (1)         OUTSTANDING(2)
                                                              ------------------------         --------------

Peter J. Hill.......................................         50,000      Direct                      *
                                                            175,000      Unvested Options

Michael B. Wray.....................................         59,300      Direct                    1.63%
                                                            503,000      Vested Options

Steven W. Tholen....................................        125,000      Direct                      *
                                                            210,000      Unvested Options

Robert Stephen Molina...............................              0      Direct
                                                            115,000      Unvested Options

E. Sven Hagen.......................................             **

David H. Pratt......................................             **

Chris C. Hickok.....................................            500      Direct                      *
                                                            123,333      Vested Options
                                                             51,667      Unvested Options

Andrei Popov........................................            300      Direct                      *
                                                            132,501      Vested Options
                                                             49,166      Unvested Options

Stephen D. Chesebro'................................         75,000      Direct                      *

John U. Clarke......................................         47,600      Direct                      *

Byron A. Dunn.......................................         25,000      Direct                      *

H. H. Hardee........................................         68,000      Direct                      *

Patrick M. Murray...................................         25,000      Direct                      *

All current directors and executive officers as a
  Group (11) persons................................        475,700      Direct                    3.56%
                                                            758,834      Vested Options
---------------------------------------------------------------------------------------------------------------

*   Represents less than 1% of the Company's outstanding common stock.

**  Information not available. Messrs. Hagen and Pratt resigned in 2001.

(1) "Vested Options" are stock options which may be exercised as of August 12, 2001. "Unvested Options" are options that have been granted, but are not yet exercisable.

(2) Percentages are based upon 33,946,919 shares of common stock outstanding on June 13, 2001.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the Securities and Exchange Commission regarding their ownership and changes in ownership of our stock. Benton believes that during fiscal 2000, its officers, directors and 10% stockholders complied with all
Section 16(a) filing requirements. In making this statement, Benton has relied upon the written representations of its directors and officers.

                        BOARD STRUCTURE AND COMPENSATION

         Our Board currently has seven directors and the following two committees: (1) Audit and (2) Human Resources. The membership at the conclusion of fiscal 2000 and the function of each committee are described below. During 2000, the Board held eight meetings and 14 telephonic meetings. Messrs. Chesebro', Clarke, Dunn, Hardee and Murray were appointed to the Board in October 2000. Dr. Hill was elected to the Board in July 2000. Each nominee for director listed below attended at least 75% of all Board and applicable committee meetings held in 2000 from the date such nominee became a member of the Board. Mr. Wray is not a nominee for election as a director at this meeting.

------------------------------------------------------------------------------------------
NAME OF DIRECTOR                                        AUDIT          HUMAN RESOURCES
----------------                                        -----          ---------------
Stephen D. Chesebro'........................                                  X
John U. Clarke..............................              X                   X
Byron A. Dunn...............................              X
H. H. Hardee................................              X                   X
Peter J. Hill...............................
Patrick M. Murray...........................              X
Michael B. Wray.............................

Number of Meetings in Fiscal 2000............             4                   1

------------------------------------------------------------------------------------------

X = Committee member

THE AUDIT COMMITTEE

         The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendations to the Board for the selection of independent accountants. In discharging its duties, the committee:

         - reviews and approves the scope of the annual audit and the independent accountant's fees;

         - meets independently with our internal accounting staff, our independent accountants and our senior management; and

         - reviews the general scope of our accounting, financial reporting, annual audit and internal audit program, and matters relating to internal control systems as well as the results of the annual audit.

         Each member of the Audit Committee is an "independent director," as defined in the rules of The New York Stock Exchange. The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this proxy statement.


THE HUMAN RESOURCES COMMITTEE

         The Human Resources Committee determines, approves and reports to the Board on all elements of compensation for our elected executive officers.

                       DIRECTOR COMPENSATION ARRANGEMENTS

         Directors are elected at the annual stockholders' meeting and hold office until the next annual stockholders' meeting and until their successors are elected and qualified. During 2000, our former directors who were not Company officers were paid an annual retainer of $20,000 and were paid a fee of $2,000 for each Board meeting attended, $500 for each committee meeting attended and $250 for participation in telephonic meetings. Directors were reimbursed for all travel and related expenses.

         Additionally, our Director Stock Option Plan provides that each person who is elected to serve as a non-employee director of our company is annually and automatically granted an option to purchase 10,000 shares of common stock at an exercise price equal to the market price on September 26 of each year. However, no options to purchase common stock were granted to directors in 2000. The Director Stock Option Plan was replaced with the Non-Employee Director Stock Purchase Plan ("the Stock Purchase Plan") in January 2001.

         The Stock Purchase Plan was adopted to encourage our directors to acquire a greater proprietary interest in our company through the ownership of our common stock. Each non-employee director may elect once each year, prior to January 1, to be effective for the following year and until a new election is made, to receive shares of our common stock for all or a portion of their fee for serving as a director. The number of shares issuable will be equal to 1.5 times the amount of cash compensation due the director divided by the fair market value of the common stock on the scheduled date of payment of the applicable director's fee. The shares will have a restriction upon their sale for one year from the date of issuance. With respect to 2001, upon election by the stockholders at the 2001 Annual Meeting, each Director that has previously elected to receive restricted stock in lieu of fees will be issued a number of restricted shares equal to 1.5 times cash compensation of $37,000 divided by the share price at the closing price on the date of the Annual Meeting.

         In January 2001, each non-employee member of the Board of Directors received 25,000 shares of the Company's restricted stock with respect to Directors' service from the date of their election through the 2001 Annual Meeting.



                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         In June 2001, the Board of Directors amended the By-Laws to provide for a Board composed of six members, effective immediately following this annual meeting of stockholders. Therefore, there are six nominees for election to our Board this year. Dr. Hill has served as a director since the last annual meeting. The remaining nominees have served as directors since their appointment to the Board during 2000. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successor is elected.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

STEPHEN D. CHESEBRO'                               From February 1997 to December 1997, Mr. Chesebro' served as
Appointed Director in October 2000                 Group Vice President - Oil and Gas and from December 1997 until
Age 59                                             December 1998 he served as President and Chief Operating Officer of Pennzoil Company.  Mr. Chesebro' served as President and Chief
                                                   Executive Officer of PennzEnergy, the independent oil and gas exploration and production company that was formerly a business unit of Pennzoil Company, from December 1998 until he retired in
                                                   1999.  From 1993 to 1996, Mr. Chesebro' was Chairman and Chief
                                                   Executive Officer of Tenneco Energy, a $4 billion global company with 3,000 employees.  Tenneco Energy was part of Tenneco, Inc., a worldwide corporation that owned diversified holdings in six major industries.  In 1964, Mr. Chesebro' graduated from the
                                                   Colorado School of Mines.  He was awarded the school's
                                                   Distinguished Achievement Medal in 1991 and received his honorary doctorate from the institution in 1998.  He currently serves on the school's visiting committee for petroleum engineering.  In
                                                   1994, Mr. Chesebro' was the first American awarded the H.E. Jones
                                                   London Medal by the Institution of Gas Engineers, a British
                                                   professional association.

JOHN U. CLARKE                                     Mr. Clarke is Managing Director of SCF Partners, a private equity
Appointed Director in October 2000                 investment company focused on the oil and gas services and
Age 48                                             equipment sectors of the energy industry.  From 1999 to 2000, Mr.
                                                   Clarke was Executive Vice President of Dynegy, Inc. where he was also an Advisory Director and member of the Office of the Chairman. He had responsibility for Dynegy's retail business, global technology and
                                                   e-commerce initiatives, mergers, acquisitions, strategic investments, telecommunications, and branding activities. Mr. Clarke joined Dynegy in April 1997 as Senior Vice President and Chief Financial Officer.
                                                   Prior to joining Dynegy, Mr. Clarke was a managing director and co-head of specialty energy practice group with Simmons & Company
                                                   International, a Houston-based investment banking firm. From 1995 to
                                                   1997, he served as president of Concept Capital Group, a financial advisory firm formed by Mr. Clarke in 1995. Mr. Clarke was Executive
                                                   Vice President and Chief Financial and Administrative Officer with
                                                   Cabot Oil and Gas from 1993 to 1995. He was with Transco Energy from
                                                   1981 to 1993, last serving as Senior Vice President and Chief Financial
                                                   Officer. Mr. Clarke began his professional career with Tenneco in 1978.
                                                   Mr. Clarke is a member of the Board of Directors of NATCO Group, Inc., a publicly traded engineering, construction and fabrication company serving the petroleum industry. He is also a member of the Board of
                                                   Directors of FuelQuest.com, a market service provider to petroleum marketers and Pilko & Associates, a management consulting firm specializing in environmental health and safety issues. He also served as director of Allwaste, Inc. Mr. Clarke earned a Bachelor of Arts degree in Economics from the University of Texas in 1975 and a Master of Business Administration degree from Southern Methodist University in
                                                   1977.


BYRON A. DUNN                                      Mr. Dunn is an Executive Director in the energy investment
Appointed Director in October 2000                 banking group of UBS Warburg LLC.  Prior to joining UBS Warburg
Age 43                                             LLC in 1996, Mr. Dunn spent two years as a Senior Vice President specializing in energy and oilfield services with Jeffries & Company,
                                                   Inc. Mr. Dunn also has over five years of operational experience in the oil and gas industry, serving from 1979 through 1984 in drilling, production and reservoir assignments for Chevron USA in Texas,
                                                   Louisiana and the Gulf of Mexico. In addition,










                                                   during 1991 and 1992, Mr. Dunn spent considerable time in West Siberia,
                                                   Europe and South America as manager of upstream business development and acquisitions for Phibro Energy. Mr. Dunn earned a Bachelor of
                                                   Science degree in Chemical Engineering from the Illinois Institute of
                                                   Technology in 1979 and a Master of Business Administration degree from the University of Chicago in 1986.


H. H. HARDEE                                       Mr. Hardee has been a Senior Vice President-Investment Officer
Appointed Director in October 2000                 with Dain Rauscher Wessels since 1994.  From 1991 through 1994,
Age 46                                             Mr. Hardee was a Senior Vice President with Kidder Peabody.  From
                                                   1977 through 1991, Mr. Hardee was a Senior Vice President at
                                                   Rotan Mosle/Paine Webber Inc.  During his tenure at Dain
                                                   Rauscher, he has been in the top 1% of his peer group and has been a member of the Chairman's Council since joining the firm.
                                                   Mr. Hardee is a licensed investment advisor and has served in various board capacities including investment policy and
                                                   syndicate underwriting.  Mr. Hardee's expertise is advising high net worth individuals and small to mid sized corporations.  He currently advises/manages over $200 million in assets.  He is also a published author in the area of financial investing.  Mr.
                                                   Hardee is a former director of the Bank of Almeda and Gamma
                                                   Biologicals.  He is also a former limited partner and advisory director of the Houston Rockets of the National Basketball
                                                   Association and former advisory finance Chairman for the Ft. Bend
                                                   Texas Independent School District.  Currently, he is an elder at
                                                   Southminster Presbyterian Church and a board member of the
                                                   Southminster Presbyterian School.

PETER J. HILL                                      Dr. Peter J. Hill has served as our President and Chief Executive
Director since July 2000                           Officer and a director since July 10, 2000.  From 1998 until
Age 54                                             2000, Dr. Hill was Chief Operating Officer and Executive Director
                                                   of Hardy Oil & Gas in London, U.K. From 1995 until 1998, Dr. Hill served as Managing Director of Deminex and was responsible for its worldwide production and exploration activities, including projects in
                                                   Russia and Venezuela. Prior to 1995, Dr. Hill spent 22 years with
                                                   British Petroleum in a range of senior positions in Australia, Egypt,
                                                   New Zealand, the North Sea and South America. Dr. Hill served as Chief
                                                   Geologist for the BP Group and served from 1990 through 1994, as the president of BP Venezuela and Regional Director - Central and South
                                                   America. Dr. Hill holds a B.S. Degree in Geology from Southampton
                                                   University, England, and a shared Doctorate of Philosophy in
                                                   Sedimentology from Southampton University and Trinity College, Ireland.


PATRICK M. MURRAY                                  Mr. Murray became President, Chief Executive Officer and a
Appointed Director in October 2000                 Director of Dresser, Inc. in 2001.  From 1998 through 2001, Mr.
Age 58                                             Murray served as president of Dresser Equipment Group Inc. From
                                                   1994 through 1998, he held positions as Senior Vice President,
                                                   Strategic Initiatives and Vice President, Operations of Dresser
                                                   Industries, Inc. Prior to joining Dresser, Mr. Murray spent nine years as President of Sperry-Sun Drilling Services, Inc., a former subsidiary of Baroid Corporation and a subsidiary of
                                                   Dresser Industries, Inc. He joined NL Industries, Inc. in 1973 and served in a variety of increasingly senior management
                                                   positions, including Controller.  Mr. Murray has a B.S. degree and an MBA from Seton Hall University. Mr. Murray is a member of the American Petroleum Institute, the Society of Petroleum
                                                   Engineers and is on the board of the Valve Manufacturers
                                                   Association.

                                 PROPOSAL NO. 2

                 APPROVAL OF 2001 LONG TERM STOCK INCENTIVE PLAN

         Benton's Board of Directors, subject to stockholder approval, has adopted a 2001 Long Term Stock Incentive Plan (the "2001 Plan") which provides for grants of stock options to eligible participants including employees, officers, directors, consultants and other key persons. Benton adopted the 1999 Stock Option Plan for employees and directors. This plan was designed to provide an additional incentive for key participants for Benton's success to align the interests of the participants with the interests of stockholders and to provide incentives to exert maximum efforts for the success of Benton by giving them the opportunity to continue to acquire a proprietary interest in Benton and to participate in its success. The 2001 Plan is intended to continue to provide these incentives.

         If this Plan is adopted by the stockholders, then no further options will be granted under the 1999 Stock Option Plan. As of June 13, 2001, there were 619,500 shares of common stock available for grant under the 1999 Stock Option Plan.

         The full text of the Plan is attached as Appendix B. The principal features of the Plan are outlined below:

DESCRIPTION OF THE PLAN

         The Plan authorizes the grant to participants of options to purchase up to 1,697,000 shares of Benton common stock. The Plan will be administered by the Human Resources Committee of the Board of Directors, which is appointed by a majority of the Board. The committee construes and interprets the terms and provisions of the plan and has the power to determine to whom grants are made, whether they are transferable, the time of exercise within the option term and the size of the option grant. No officer may be granted more than 500,000 options during any one fiscal year. Options are granted only to employees, officers, directors, consultants and other persons providing key services to the Company or a subsidiary and the purchase price of each option granted cannot be less than 100% of the fair market value of the common stock on the date of grant.

         Options granted under the Plan are incentive stock options or non-qualified stock options as defined under the Internal Revenue Code of 1986, as amended. The shares issued upon the exercise of options granted may be previously unissued shares, reacquired shares, or shares bought in the open market. The purchase price for all shares purchased pursuant to options exercised must be either paid in cash, or paid in full in Benton common stock valued at fair market value on the date of exercise, or a combination of cash and common stock.

         The term of each option may not exceed ten years and, additionally, may not exceed twelve months following the termination of providing services to Benton, unless modified by the Human Resources Committee.

         Options granted under the Plan are not transferable except by will or the laws of descent and distribution. Options may be exercised during the participant's lifetime only by the participant or the participant's guardian or legal representative.

         The Board may amend, modify or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Stockholder approval will be sought for plan amendments if it is determined to be required or advisable under Securities and Exchange Commission regulations, applicable stock exchange rules, or other applicable laws or regulations.

TAX CONSEQUENCES OF THE PLAN

         No taxable income is realized by the participant upon the grant of an incentive or non-qualified stock option, and no tax deduction is then available to Benton. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the participant and deductible by Benton. The tax basis of shares acquired will be the fair market value on the date of exercise.

         No taxable income is realized by a participant, and no tax deduction is available to Benton upon either the grant or exercise of an incentive stock option or non-qualified stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the stock option exercise and more than two years after the date of the option grant (the "holding period"), the difference between the option price and the amount realized upon the sale of the shares will be treated as long-term capital gain or loss and no deduction will be available to Benton. If the shares are transferred before the expiration of the holding period, the participant will realize ordinary income, and Benton will be entitled to a deduction on a portion of the gain, if any, equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition. Any further gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the holding period before disposition. When a holder of a non-qualified stock option exercises his or her option, ordinary income will be realized and will be subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value over the option price. Benton will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding requirements.

         If stockholders approve the Plan, we believe that compensation received by participants on the exercise of non-qualified options, or the disposition of shares acquired upon the exercise of any incentive stock options, will be considered performance-based compensation and thus not subject to the $1,000,000 limit on deductibility of compensation under Section 162(m) of the Code.

         Participants are responsible for the payment of all withholding taxes due in connection with the exercise or disposition of a stock option. Participants may direct us to withhold shares to be issued on an option exercise to satisfy the withholding obligation.

         The foregoing summary is not a complete description of the U.S. Federal income tax aspects of the Plan. Moreover, the foregoing summary relates only to Federal income taxes; there may also be Federal estate and gift tax consequences associated with the Plan, as well as foreign, state and local tax consequences.

CHANGE OF CONTROL

         Upon a change in control (as defined in the Plan), any stock option that is not then exercisable will become fully exercisable. During the 60-day period following a change in control, a participant will have the right, in lieu of paying the exercise price for the shares of common stock under an option, to elect to surrender all or part of the option to Benton and to receive cash, or in certain circumstances shares of common stock, in an amount equal to the amount by which the change in control price (as defined in the Plan) exceeds the exercise price per share of the common stock underlying the option.


PLAN AWARDS

         Any awards under the Plan will be at the discretion of the Human Resources Committee or the Board. Therefore, it is not possible at present to determine the amount or form of any award that would be available for grant to any individual during the term of the Plan or that would have been granted during 2000, had the Plan been in effect.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO APPROVE THE 2001 LONG TERM STOCK INCENTIVE PLAN. IN ORDER TO BE APPROVED, THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES PRESENT AND ENTITLED TO VOTE IS NEEDED.

                                 PROPOSAL NO. 3

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as Benton's independent accountants to audit Benton's consolidated financial statements for the year ended December 31, 2001. During 2000, PricewaterhouseCoopers LLP, served as Benton's independent accountants and provided certain tax and consulting services. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting where they will be available to respond to questions and, if they desire, to make a statement.

         Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual financial statements for 2000 and the review of the financial statements in our Forms 10-Q was $539,500. Included in the aggregate fees are 100 percent of the audit fees billed by PricewaterhouseCoopers LLP in 2000 to Geoilbent and Arctic Gas totaling $250,000.

         All Other Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for other non-audit services rendered to us for the year ended December 31, 2000 was $258,000.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS BENTON'S INDEPENDENT ACCOUNTANTS FOR 2001. If the appointment is not ratified, our Board will select other independent accountants.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table provides information regarding each of Benton's executive officers and certain key employees.

NAME                          AGE                  POSITION
----                          ---                  --------
Dr. Peter J. Hill (1)          54                  President and Chief Executive Officer

Michael B. Wray                65                  Chairman of the Board

Steven W. Tholen               50                  Senior Vice President - Finance and
                                                   Administration, Chief Financial Officer and
                                                   Treasurer

Robert Stephen Molina          53                  Vice President, General Counsel and Secretary

Chris C. Hickok                43                  Vice President - Controller and Chief
                                                   Accounting Officer

Andrei E. Popov                37                  Vice President - Corporate Business
                                                   Development

------------------

(1)      See Dr. Hill's biography on page 11.


         Michael B. Wray has served as Chairman of the Board since October 2000, and will continue in that role until this annual meeting of stockholders. He was named to the Office of the Chief Executive in August 1999 upon the resignation of Mr. A.E. Benton and was succeeded by Dr. Hill as Chief Executive in August 2000. Mr. Wray served as Vice Chairman from February 1998 to October 2000. From January 1996 to February 1998, Mr. Wray served as our President. He served as our Chief Financial Officer from January 1996 to August 1997. From January 1994 through December 1995, Mr. Wray served as a consultant to us. From January 1992 until July 1993, Mr. Wray served as Vice President-Finance and Administration of Del Mar Operating, Inc. From 1985 through 1991, Mr. Wray served as an independent financial consultant to oil and gas exploration and production companies. From 1979 to 1985, Mr. Wray served as a senior financial officer of Guardian Oil Company, Huffco Petroleum Corporation and May Petroleum, Inc. Prior to that time, Mr. Wray worked for over 15 years in New York as an investment banker, security analyst and officer in various investment firms including Donaldson, Lufkin & Jenrette, Inc., Drexel & Co. and L.F. Rothschild & Co. Mr. Wray began his career as an attorney with Morgan, Lewis & Bockius in Philadelphia. Mr. Wray holds a B.A. degree from Amherst College and a L.L.B. degree from Columbia Law School.

         Steven W. Tholen has served as our Senior Vice President - Finance and Administration and Chief Financial Officer since January 1, 2001. From June 1995 through 2000, Mr. Tholen was Vice President and Chief Financial Officer of Penn Virginia Corporation. From 1990 to 1995, Mr. Tholen served in various capacities at Cabot Oil and Gas Corporation, including Treasurer. Mr. Tholen holds a B.S. degree from St. John's University and an M.B.A. degree from the University of Denver.

         Robert Stephen Molina has served as our Vice President, General Counsel and Secretary since January 5, 2001. From 1981 until December 2000, Mr. Molina served Atlantic Richfield Company in various legal capacities including Chief Counsel of ARCO Latin America from 1997 to 2000, Special International Counsel at ARCO International from 1994 to 1997, Vice President and General Counsel of Vastar Resources, Inc. from 1993 to 1994, and General Attorney of ARCO Oil and Gas Company in 1993. Mr. Molina holds a B.A. degree from University of Texas at Austin and a J.D. degree from Southern Methodist University School of Law.

         Chris C. Hickok was first appointed controller in November 1991 and was elected Vice President - Controller and Chief Accounting Officer in January 1995. From March 1979 to September 1991, Mr. Hickok was employed by Mission Resources, Inc. and held various positions in the accounting and finance department including Financial Analyst, Assistant Controller and Controller. Mr. Hickok holds a B.S. degree in business administration from California State University at Hayward and is a Certified Management Accountant.

         Andrei E. Popov has served as our Vice President - Corporate Business Development since May 1998. Mr. Popov was first employed by us in May 1992 and was appointed manager of corporate business development in

1995. From 1986 to 1992, Mr. Popov was employed in various managerial and professional positions in Russia, most recently as Deputy Director General of the Russian Canadian Joint Venture EMING, managing operations of the joint venture on behalf of the Canadian party. Prior to that he held research positions for the Russian Oil and Gas Geophysical Association "Neftegeophysica," one of the largest geophysical contractors in Russia, and the Academy of Science Institute of Physics in Moscow. Mr. Popov received his M.S. degree in physics from the Moscow Engineering Physics Institute.


                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by Benton's Chief Executive Officers and its four other most highly paid executive officers for the fiscal year ending December 31, 2000 and their compensation for each of the other years indicated.


                                                                                               LONG TERM
                                                                                             COMPENSATION
                                                     ANNUAL COMPENSATION                        AWARDS
                                               ----------------------------------------     ------------------
                                                                              OTHER                               ALL OTHER
              NAME AND                          SALARY        BONUS        COMPENSATION      OPTIONS/SARS        COMPENSATION
         PRINCIPAL POSITION            YEAR       ($)          ($)             ($)                (#)                ($)
------------------------------------- ------- ------------ ------------- ----------------- ------------------ -------------------
Peter J. Hill,                         2000      $163,077            $0        (2)              175,000                $67
President and Chief Executive
Officer (1)

Michael B. Wray,                       2000      $300,000            $0        (2)                    0           $  1,751(5)
Office of the Chief Executive (3)      1999       203,077        40,000                         175,000              2,478
                                       1998       400,000             0                          48,000              3,233

Bruce M. McIntyre,                     2000            $0            $0        (2)                    0           $ 79,000(4)
Office of the Chief Executive (4)      1999             0             0                          60,000             57,250
                                       1998             0             0          0               10,000             38,250

E. Sven Hagen,                         2000      $250,000            $0        (2)                    0               $262(5)
Senior Vice President -                1999       250,000       $40,000                         225,000                353
Exploration and Production (7)         1998       250,000             0                          20,000                445


David H. Pratt                         2000      $230,769            $0        (2)               65,000           $ 12,162(6)
Senior Vice President-                 1999             0             0                          60,000            130,000
Chief Financial Officer                1998             0             0                               0            120,000
And Treasurer (6)

Chris C. Hickok,                       2000      $180,000            $0        (2)                    0               $262(5)
Vice President - Controller            1999       150,000             0                         115,000                353
                                       1998       150,000             0                           5,000                445

Andrei Popov,                          2000      $170,000            $0        (2)                    0               $236(5)
Vice President - Business              1999       150,000             0                         115,000                262
Development                            1998       140,385             0                          10,000                288



(1) Dr. Hill was elected as President and Chief Executive Officer on August 29, 2000.

(2) The aggregate amount of additional compensation reported is less than the lesser of $50,000 or 10 percent of the total annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.

(3) Mr. Wray resigned as President of Benton and was appointed Vice Chairman of the Board in February 1998. Mr. Wray was named to the Office of the Chief Executive on August 31, 1999 and was succeeded by Dr. Hill as Chief Executive on August 29, 2000. Mr. Wray was elected as Chairman of the Board on October 5, 2000. See "Certain Relationships and Related Party Transactions."

(4) Mr. McIntyre was named to the Office of Chief Executive on August 31, 1999 and was succeeded by Dr. Hill as Chief Executive on August 29, 2000. He received consulting fees of $23,500 and $11,000 during 2000 and 1999, respectively, for serving in this capacity. Mr. McIntyre received directors fees of $55,500, $46,250 and $38,250 in 2000, 1999 and 1998, respectively. Mr. McIntyre resigned as a director on October 5, 2000 and is not an employee.

(5) Represents premiums paid by Benton with respect to term life insurance on behalf of the named executive officers.

(6) Mr. Pratt was elected Senior Vice President in January 2000. From July 1996 to January 2000, Mr. Pratt was a financial consultant to Benton Oil and Gas Company. He received $11,667, $130,000 and $120,000 in 2000, 1999 and 1998, respectively, for serving in this capacity. Additionally, premiums paid by Benton for term life insurance on behalf of Mr. Pratt were $495 in 2000. Mr. Pratt resigned in March 2001. In connection with his resignation, we entered into a separation agreement with Mr. Pratt and paid him a lump sum severance payment of $480,769 (not reflected in this table).

(7) Mr. Hagen resigned in January 2001. In connection with his resignation, we entered into a separation agreement with Mr. Hagen and paid him a lump sum severance payment of $375,000 (not reflected in this table).


         The following table shows information concerning options to purchase Common Stock granted to each of the named executive officers during 2000.

                                                                              INDIVIDUAL GRANTS
                                                        --------------------------------------------------------------
                                                        PERCENT OF TOTAL                                     GRANT
                                                         OPTIONS/SARS                                         DATE
                                                          GRANTED TO         EXERCISE OR                     PRESENT
                                      OPTIONS/SARS       EMPLOYEES IN        BASE PRICE     EXPIRATION        VALUE
         NAME                        GRANTED (#) (1)   FISCAL YEAR (2)        ($/SHARE)       DATE          ($) (3)
         ----                        ---------------   -----------------   -------------- ------------     -----------
         Peter J. Hill                    175,000               72.9%           $2.125        8/29/10        $305,466

         Michael B. Wray                        0                 -                -               -             -

         Bruce M. McIntyre                      0                 -                -               -             -

         E. Sven Hagen                          0                 -                -               -             -

         David H. Pratt(4)                 65,000               27.1%             1.875        2/2/10         $89,706

         Chris C. Hickok                        0                 -                -               -             -

         Andrei Popov                           0                 -                -               -             -

(1) The options granted in 2000 are exercisable 50% after the first year, 75% after the second year and 100% after the third year.

(2) Benton granted options representing 240,000 shares to employees in 2000.

(3) To calculate the present value of option/SAR grants, we have used the Black-Scholes option pricing model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model for the stock options granted on August 29 and February 2 are based on assumptions that include (i) a stock price volatility of 73.83 percent, (ii) a risk-free rate of return based on a 10-year U.S. Treasury rate at the time of grant of 5.81 percent and
         6.71 percent for Dr. Hill's grant and Mr. Pratt's grant, respectively, and (iii) an option exercise term of ten years. No adjustments were made for the non-transferability of the options or to reflect any risk of forfeiture prior to vesting. The Securities and Exchange Commission requires disclosure of the potential realizable value or present value of each grant. The use of the Black-Scholes model to indicate the present value of each grant is not an endorsement of this valuation, which is based on certain assumptions, including the assumption that the option will be held for the full ten-year term prior to exercise.

(4) Mr. Pratt forfeited 32,500 of the options to purchase common stock granted on February 2, 2000 when he resigned in March 2001.

         The following table provides information regarding the exercise of stock options during 2000 by each of the named executive officers and the year-end value of unexercised options held by such officers.

     AGGREGATE OPTIONS/SAR EXERCISES IN 2000 AND YEAR-END OPTION/SAR VALUES

                                                                NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS/SARS
                                                             OPTIONS/SARS AT YEAR-END             AT YEAR END (1)
                                                             ------------------------      ----------------------------
                              NUMBER OF
                                SHARES
                             ACQUIRED ON        VALUE
NAME                           EXERCISE       REALIZED      EXERCISABLE      UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------                         --------       ---------     ------------     -------------     -----------     -------------
Peter J. Hill                     0               0              0              175,000             0               0
Michael B. Wray                 40,000         14,400          391,167          111,833             0               0
Bruce M. McIntyre               10,000         16,725          140,000             0                0               0
E. Sven Hagen                     0               0            274,166          135,834             0               0
James M. Whipkey                33,000         39,188           73,667             0                0               0
David H. Pratt                    0               0             83,333          105,000             0               0
Chris C. Hickok                   0               0            110,000           65,000             0               0
Andrei Popov                      0               0            109,168           72,499             0               0


(1) The value of unexercised options is based upon the difference between the exercise price and the average of the high and low market price on December 31, 2000 of $1.56.


EMPLOYMENT AGREEMENTS AND SEVERANCE PLAN

         The Company has entered into employment agreements (the "Employment Agreements") with Dr. Hill and Messrs. Tholen and Molina which contain severance provisions in the event of a change in control of the Company. Following a change in control of the Company, if the employee is "involuntarily terminated" (as defined in the Employment Agreement), the employee is entitled to a cash severance payment equal to a multiple of his annual base salary at the rate in effect prior to termination. For Dr. Hill, such multiple is three times his annual base salary. For Messrs. Tholen and Molina, such multiple is one times their annual base salary. Effective July 10, 2000, Dr. Hill entered into an Employment Agreement for a term of three years with a base salary of $350,000. Effective January 1, 2001, Mr. Tholen entered into an Employment Agreement for a term of two years with a base salary of $250,000. Effective January 1, 2001, Mr. Molina entered into an Employment Agreement for a term of two years with a base salary of $200,000. Salaries are reviewed annually and bonuses are within the discretion of the Board of Directors.

         Mr. Benton had entered into a consulting agreement with the Company, which also provided for severance payments in the event of a change in control, equal to three times his annual consulting payments. In May 2001, the Company and Mr. Benton entered into an agreement to terminate his consulting agreement.

         The Company had previously entered into Employment Agreements with Messrs. Popov and Hickok which contained severance provisions in the event of a change in control of the Company. In May 2001, the Employment Agreement with Mr. Popov was amended, with the result that Mr. Popov will receive benefits, if any, in the event of a change in control or severance under the Company's Change of Control Severance Plan rather than under the Employment Agreement, and is entitled to receive benefits under the Company's Relocation/Reduction in Force Plan, described below, in the event of his employment termination. The Company's Change of Control Severance Plan provides severance benefits in the event of a change of control to all eligible employees of the Company in an amount calculated pursuant to the Plan, up to a total of 24 months salary and bonus. In June 2001, the Employment Agreement with Mr. Hickok was terminated. Mr. Hickok is entitled to receive benefits under the Company's Relocation/Reduction in Force Severance Plan pursuant to which benefits are paid based upon salary and years of service with the Company in the event of termination of employment or relocation, as defined in that Plan.

         In January 2000, Mr. Wray entered into an Employment Agreement for a term of one year, with an annual base salary of $300,000. In May 2001, Mr. Wray's Employment Agreement was terminated. See "Certain Relationships and Related Transactions."


                     REPORT OF THE HUMAN RESOURCES COMMITTEE

          The Human Resources Committee of the Board of Directors has furnished the following report on executive compensation. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Benton Oil and Gas Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

          2000 COMPENSATION. During 2000, several members of the Company's Board of Directors resigned, and new members were elected to the Board. No current member of the Human Resources Committee was a member of the Committee that determined the executive officers' (including the chief executive officers') compensation for 2000. No current member of the Board of Directors was a member of the Compensation Committee that determined 2000 compensation. Therefore, this Report is limited to disclosure of the Human Resource Committee's philosophy with respect to future compensation decisions.

          During 2000, Messrs. Hill, Wray and McIntyre each served in the role of chief executive officer. Messrs. Wray and McIntyre agreed to serve in the Office of the Chief Executive until the election of Dr. Hill in July 2000. During 2000, Mr. Wray was paid a total of $300,000, which included compensation for his service in the Office of the Chief Executive, and Mr. McIntyre was paid a total of $23,500 for serving in the Office of the Chief Executive. To the knowledge of the members of the Human Resources Committee, there were no formal or fixed guidelines established with respect to the cash or stock option components of compensation paid to Messrs. Wray and McIntyre.

          Dr. Hill assumed the position of Chief Executive Officer and President on July 10, 2000. Dr. Hill's annual compensation for 2000 was $163,077, payable pursuant to the Employment Agreement entered into with the Company, which calls for an annual base salary for 2000 of $350,000 and a target bonus of 50% of his base salary, based on performance criteria that were to be established related to the Company's cash flow and reserves. Dr. Hill also received stock options to purchase 175,000 shares of the Company's stock at the closing price on the effective date of this employment, based upon negotiations with the Company's Board of Directors.

          COMPENSATION PHILOSOPHY. The Company's executive compensation philosophy has historically been and is currently focused on aligning the interests of its management team with those of its stockholders. In order to attract, maintain and reward its key management personnel, the Committee believes that it is appropriate to grant stock options to these employees and to newly hired key personnel as an integral part of their overall compensation. In addition, the Committee believes that generally, it is limited to cash and stock options as components of total compensation it offers to executive officers. Due to the Company's cash constraints, it believes that offering stock options will be an important component in total compensation to executive officers in the future. The Committee has no fixed and formal guidelines for determining the number of options to be granted. However, the Committee believes that granting stock options has the inherent benefit of directly aligning compensation to stock performance and thus to increasing stockholder value. The Human Resources Committee will consider the amount of unvested options held by an executive officer or the Chief Executive Officer in determining the amount of options to award. The base salary, bonus and number of stock options to be granted to an individual will be based upon the Committee's understanding of the performance of each individual determined after consultations with and recommendations from the Chief Executive Officer and after a subjective performance review of each of the executive officers. Certain of the executive officers have entered into employment agreements with the Company, which provide for an initial base salary with an annual review of such employee's salary by the Company.

          For compensation payable in 2001, the Human Resources Committee intends to review published compensation data and proxies from other comparable public companies when making compensation awards to the Company's executive officers. The Company has not hired any independent consultants to review compensation data from comparable public companies. From its general review of published compensation data and proxy statements from other public companies, the Human Resources Committee intends to establish salaries and cash bonuses comparable to what the officer could receive from other exploration and production companies.

          The Human Resources Committee of the Board of Directors has not formalized a policy with respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code, but intends to study the Company's compensation plans to develop a formal policy, if necessary.

                              STEPHEN D. CHESEBRO'
                                 JOHN U. CLARKE
                                   H.H. HARDEE




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Board's Compensation Committee is or has been an officer or employee of Benton.


                          REPORT OF THE AUDIT COMMITTEE

         We have reviewed and discussed the Company's audited financial statements for the year ended December 31, 2000 with management and PricewaterhouseCoopers LLP, certified public accountants, the independent auditors and accountants for the Company. In addition, we discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with respect to those statements.

         We have received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions and Audit Committees) and have discussed with PricewaterhouseCoopers LLP its independence in connection with its audit of the Company's most recent financial statements.

         Based upon these reviews, discussions, and management's assurances, we recommend to the Board of Directors that these audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         Patrick M. Murray, John U. Clarke, Byron A. Dunn and H.H. Hardee are the members of the Audit Committee. Each of these persons is independent, as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

         The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit A.

         The information in the foregoing paragraphs shall not be deemed to be soliciting material, or be filed with the SEC or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act of 1993, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate these paragraphs by reference.

                           PATRICK M. MURRAY, CHAIRMAN
                                 JOHN U. CLARKE
                                  BYRON A. DUNN
                                   H.H. HARDEE

                             STOCK PERFORMANCE GRAPH

         The graph below shows the cumulative total stockholder return over the five-year period ending December 31, 2000, assuming the investment of $100 on December 31, 1995 in each of Benton's common stock, the S&P Composite -500 Stock Index and the Wilshire Domestic Oil Index.


                                     [CHART]














         Assumes that the value of the investment in Benton stock and each index was $100 at December 31, 1995 and that all dividends were reinvested.

                                   PLOT POINTS
                           (DECEMBER 31 OF EACH YEAR)


                            1995         1996           1997            1998          1999          2000
                            ----         ----           ----            ----          ----          ----
Benton                      $100         $151            $86            $20           $13           $10
S&P 500                     $100         $123           $164            $211          $255          $232
Wilshire Domestic           $100         $139           $161            $106          $125          $169
 Oil


          The Wilshire Domestic Oil Index, as prepared by Wilshire Associates Incorporated, is composed of companies that are classified as domestic oil companies under Standard Industrial Classification codes (1300-1399, 2900-2949, 5170-5179 and 5980-5989). After an individual review of each company, Wilshire Associates determines whether such company is primarily engaged in the domestic oil industry and is appropriate for its index. A list of the companies comprising the Wilshire Domestic Oil index will be provided without charge upon request to Investor Relations, Benton Oil and Gas Company, 6267 Carpinteria Avenue, Suite 200, Carpinteria, California 93013, or can be obtained upon written request to Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From 1996 through 1998, we made unsecured loans to our then Chief Executive Officer, A.E. Benton. Each of these loans was evidenced by a promissory note bearing interest at the rate of 6 percent per annum. We subsequently obtained a security interest in Mr. Benton's shares of stock, and proceeds from stock option agreements. At December 31, 1998, the $5.5 million owed to us by Mr. Benton exceeded the value of our collateral, due to the decline in the price of our stock. As a result, we recorded an allowance for doubtful accounts of $2.9 million. The portion of the note secured by our stock and stock options, $2.1 million, was presented on the Balance Sheet as a reduction from Stockholders' Equity at December 31, 1998. In August 1999, Mr. Benton filed a Chapter 11 (reorganization) bankruptcy petition in the U.S. Bankruptcy Court for the Central District of California, in Santa Barbara, California. We recorded an additional $2.8 million allowance for doubtful accounts for the remaining principal and accrued interest owed to us at June 30, 1999, and continue to record additional allowances as interest accrues ($0.8 million for the period July 1, 1999 to March 31, 2001). Measuring the amount of the allowances requires judgments and estimates, and the amount eventually realized may differ from the estimate.

         In February 2000, we entered into a Separation Agreement and a Consulting Agreement with Mr. Benton pursuant to which we retained Mr. Benton as an independent contractor to perform certain services for us. Mr. Benton has agreed to propose a plan of reorganization in his bankruptcy case that provides for the repayment of our loans to him. Under the proposed plan, which we anticipate will be submitted to the bankruptcy court in late June or early July 2001, we will retain our security interest in Mr. Benton's 600,000 shares of our stock and in his stock options. Repayment of our loans to Mr. Benton may be achieved through Mr. Benton's liquidation of certain real and personal property assets and a phased liquidation of stock resulting in Mr. Benton's exercise of his stock options. The amount that we eventually realize, including Benton Oil and Gas Company stock and the timing of receipt of payments, will depend upon the timing and results of the liquidation of Mr. Benton's assets.

         For the three months ended March 31, 2000 and 2001, we paid to Mr. Benton $55,962 and $80,833, respectively, and have paid a total of $536,545 from February 2000 through May 11, 2001 for services performed under the Consulting Agreement. On May 11, 2001 the Consulting Agreement was terminated.

         In May 2001, we entered into a Termination Agreement and a Consulting Agreement with our Chairman of the Board, Michael B. Wray. Under the Termination Agreement, Mr. Wray has agreed to terminate any employment relationship or officer position with us (other than Chairman of the Board) and any of our subsidiaries and affiliates as of May 7, 2001. As consideration for entering into the Termination Agreement and settlement of all sums owed to Mr. Wray for his services as director through the 2001 Annual Meeting of Stockholders or as an employee, we paid Mr. Wray $100,000. Upon execution of the Termination Agreement, all stock options previously granted to Mr. Wray vested in their entirety. Additionally, under the terms of the Consulting Agreement, Mr. Wray received $100,000 and will provide consulting services on matters pertaining to our business and that of our affiliates through December 31, 2001.

         In September 1997, we loaned $500,000 to Mr. Whipkey, our then Senior Vice President and Chief Financial Officer, for the purchase of a home in connection with his recruitment and relocation. The loan bore interest at 6 percent and was secured by a mortgage on the home. On December 30, 1998 Mr. Whipkey made an interest payment in the amount of $10,000. During 1999, Mr. Whipkey made payments of principal and interest of $126,091, and on February 9, 2000, he made a payment of principal and interest of $95,605. On April 25, 2000, Mr. Whipkey repaid the entire balance of principal and interest outstanding on his loan.

         At April 30, 2001, excluding the loans outstanding from Mr. Benton described above, one former employee owed a balance of $33,732 on a loan bearing interest at 6 percent per annum.

                 ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS


Q:  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the three proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Steven W. Tholen and Robert Stephen Molina, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:  WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: There is only one class of common stock. Each share of our common stock outstanding as of the close of business on June 13, 2001, the record date, is entitled to one vote at the annual meeting. On the record date, we had approximately 33,946,919 shares of common stock issued and outstanding.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of Wells Fargo Bank Minnesota, Benton's transfer agent, will tabulate the votes and act as the inspector of election.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Benton or to third parties except
    (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to Benton management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: Benton will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials and/or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future stockholder meetings, including director nominations.

    STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in Benton's proxy statement for next year's annual meeting, the written proposal must be received by Benton no later than March 1, 2002. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by Benton no later than May 17, 2002 and shall contain such information as required under our Bylaws. If the actual date for the 2001 annual meeting is set earlier than July 30, 2002, then the deadline for notice of shareholder proposals to be raised from the floor will be correspondingly earlier than May 17, 2002.

    NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board's Nominating Committee. In addition, our Bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at next year's stockholder meeting, you must notify Benton not fewer than 75 days in advance of the annual meeting of stockholders. Thus, since July 30, 2001 is specified as the meeting date in this year's proxy statement, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by Benton no later than May 17, 2002 (i.e., 75 days prior to July 30, 2002). In addition, the notice must meet all other requirements contained in our Bylaws. If the actual date for the 2002 annual meeting is set earlier than July 30, then the deadline for director nominations will be correspondingly earlier than May 17, 2002.

    COPY OF BYLAW PROVISIONS: You may contact our Corporate Secretary at our headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.


                                         By Order of the Board of Directors


                                         /s/ PETER J. HILL

                                         PETER J. HILL
                                         President and Chief Executive Officer

                                         June 15, 2001

                                     ANNEX A

                             AUDIT COMMITTEE CHARTER

                           BENTON OIL AND GAS COMPANY
                                 (the "Company")
                             AUDIT COMMITTEE CHARTER
                                (this "Charter")

         1. The Audit Committee (the "Committee") shall be comprised entirely of independent directors, each of whom shall be, in the judgment of the board of directors of the Company (the "Board"), financially literate or be able to become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

         The number of members comprising the Committee shall be determined by the Board, but in no event shall the Committee consist of less than three independent directors. Members of the Committee may have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. Each member of the Committee must also meet the independence and any other requirements of the Audit Committee Policy of the New York Stock Exchange. The Committee members may designate one member to serve as Chairman. The Committee members shall be appointed by the Board and shall serve terms of such length as the Board may determine. Committee members shall serve at the pleasure of the full Board.

         2.       The purposes of the Committee are to:

         (a) oversee the Company's accounting and financial reporting policies and practices, as well as its internal controls;

         (b) oversee the quality and objectivity of the Company's financial statements and the independent audit thereof;

         (c) ascertain the independence and objectivity of the Company's independent auditors; and

         (d) act as a liaison between the Company's independent auditors and the Board.

         The function of the Committee is oversight of the auditing process of the Company and its subsidiaries. It is the responsibility of management to maintain appropriate systems for accounting and the independent auditors' responsibility to plan and perform a proper audit. The Company and the Board recognize that financial management members and the independent auditors have more time, knowledge and detailed information concerning the Company than do Committee members. Consequently, in performing its functions, the Committee is not expected to provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or, if applicable, to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

          3. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

          4. The Committee shall review the internal accounting and financial controls of the Company's foreign and other operations to determine whether such internal controls are adequate, effective and in compliance with the regulatory reporting requirements, if any, of the particular country. The Committee shall report any significant deficiencies to the full Board along with curative recommendations.

         5. The Committee shall review with management and the independent auditors the internal accounting reports and quarterly and annual financial statements along with related footnotes.

         6. To carry out its purposes, the Committee shall have the following duties and responsibilities:

         (a) to evaluate and recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the proposed fees and other compensation, if any, to be paid to the auditors for audit and non-audit services;

         (b) to assess and evaluate the independence of the auditors by (i) ensuring that the auditors submit on a periodic basis to the Committee a formal written statement of the auditors delineating all relationships between the auditors and the Company and its officers, subsidiaries and affiliates; (ii) actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors and
         (iii) recommending that the Board take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;

         (c) to meet with the Company's independent auditors, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Company's financial policies, reporting procedures, internal accounting controls and management's responses thereto; and
         (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders; (v) discuss the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

         (d) meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

         (e) to consider the effect upon the Company of any changes in accounting principles or practices proposed by management;

         (f) review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquires received from regulators or governmental agencies.

         (g) review with management and the independent auditor the Company's quarterly and yearly financial statements prior to the filing of such statements with the Commission;

         (h) to investigate improprieties or suspected improprieties in the Company's operations brought to the attention of the Committee;

         (i) to review the findings of examinations conducted by the Commission and consult with Company management on appropriate responses;

         (j) to review and investigate any violations of the Company's Insider Trading Policy brought to the Committee's attention and report the Committee's findings to the Board with recommendations for appropriate action;

         (k) to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary and appropriate;

         (l) to review such other matters as may be appropriately delegated to the Committee by the Board;

         (m) to oversee that the Company, its subsidiaries, and affiliates comply with applicable regulatory requirements, including, but not limited to the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended (the "Securities Acts");

         (n) obtain from the Independent Auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated;

         (o) obtain reports from management and the Independent Auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct;

         (p) advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct;

         (q) understand and assess Company processes and policies for communication with shareholders, institutional investors, analysts and brokers;

         (r) meet annually with the Chief Executive Officer, Chief Financial Officer and General Counsel to obtain and understanding of the investor community's overall views and concerns about the Company; and

         (s) conduct a self-assessment program to determine how effectively the Audit Committee members are meeting their responsibilities.

         7. The Committee shall meet at such times and from time to time as it deems appropriate and is empowered to hold special meetings as circumstances require.

         8. The Committee shall meet as may be appropriate with the Chief Financial Officer of the Company and any other officers as circumstances may require.

         9. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

         10. In addition to the duties stated in this Charter, the Committee shall undertake such additional activities within the scope of its primary function as the Committee may from time to time determine or as may otherwise be required by law, the Company's Certificate of Incorporation (the "Certificate"), Bylaws or the Board.

         11. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure the compliance with laws and regulations and the Company's policies.

         12. The Company shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceedings, whether civil, criminal, administrative or investigative, (including, without limitation, an action by or in the right of the company) by reason of his acting as a member of the Committee against any liability or expense actually or reasonably incurred by such person; provided that the member acted in good faith and in a manner he or she reasonably believed to be lawful and in or not opposed to the best interests of the Company. This right to indemnity held by the members of the Committee is in addition to any other remedies afforded the members under the Company's Certificate and Bylaws.

         13. The Committee shall review this Charter at least once annually and shall recommend any changes to the Board. The Board shall review and reassess the adequacy of this Charter on an annual basis.

         14. The material in this Charter is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Acts, whether made before or after the date this Charter is first included in the Company's annual proxy statement filed with the Commission and irrespective of any general incorporation language in such filing.

         15. This Charter shall be construed in accordance with and governed by the laws of the State of Delaware.

         16. This Charter may not be amended, modified or supplemented except by a writing signed and adopted by the then incumbent members of the Committee and approved by the Board.

                                     ANNEX B

                       2001 LONG TERM STOCK INCENTIVE PLAN

                           BENTON OIL AND GAS COMPANY
                       2001 LONG TERM STOCK INCENTIVE PLAN

I.       PURPOSE

The purpose of this 2001 Long Term Stock Incentive Plan (the "Plan") is to enable Benton Oil and Gas Company (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986 (the "Code")) and affiliates as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries"), to attract and retain qualified Participants, and to provide such persons with additional motivation to advance the interests of the Company and its Participating Subsidiaries. The Plan provides for the grant of Stock Options, Limited Rights and Supplemental Bonuses to Participants.

II.      CERTAIN DEFINITIONS

         2.1 "CHANGE OF CONTROL". The term "Change of Control" shall mean any of the following events:

                  (A) any Person, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Company, any trustee or other fiduciary holding securities under an employee benefit plan of Company, or any company owned, directly or indirectly, by the stockholders of Company in substantially the same proportions as their ownership of stock of Company) is or becomes the "Beneficial Owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of Company's outstanding securities;

                  (B) individuals who constitute the Board on the effective date of the Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any Person becoming a director subsequent to such effective date whose election, or nomination for election by Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (B), considered as though such Person were a member of the Incumbent Board.

                  (C) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than (1) any such transaction which would result in at least 50% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being "Beneficially Owned" (as defined above) by 75% or more of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (2) a merger or consolidation effected to implement a recapitalization of Company (or similar transaction) in which no "Person" (as defined above) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                  (D) the stockholders of Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of all or substantially all of Company's assets.

Notwithstanding anything in the foregoing to the contrary, no Change of Control shall be deemed to have occurred with respect to any particular Participant by virtue of any transaction which results in such Participant, or a group of Persons which includes such Participant, acquiring, directly or indirectly, 25% or more of the combined voting power of the Company's outstanding securities.

         2.2 "COMMON STOCK". Common Stock means Common Stock, par value $0.01 share of the Company.

         2.3 "DISINTERESTED PERSON". A Disinterested Person is a person who, at the time he exercises discretion in administering the Plan, qualifies as a "disinterested person" under Rule 16b-3(c)(2) under the Exchange Act.

         2.4 "EMPLOYEE". An Employee is an employee of the Company or any Participating Subsidiary.

         2.5 "EXCHANGE ACT". "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.6 "FAIR MARKET VALUE". The Fair Market Value of a share of Common Stock on any date shall be the closing price of Common Stock as reported in the Wall Street Journal for securities listed on the NASDAQ or the New York Stock Exchange for the date in question, or if no such closing price is available, the closing price on the next preceding date for which a closing price was so reported, unless otherwise specified by the Subcommittee.

         2.7 "LIMITED RIGHT". A Limited Right is the right to receive payment, in cash, following a Change of Control, of an amount equal to the product computed by multiplying (i) the excess of (A) the higher of (x) the Minimum Price Per Share, if the Change of Control occurs as a result of a Transaction, tender offer or exchange offer, or (y) the highest Fair Market Value per share during the period commencing thirty days prior to the Change of Control and ending immediately prior to the date the Limited Right is exercised, over (B) the Option Price per share under the Stock Option to which such Limited Right relates, by (ii) the number of shares of Common Stock as to which such Limited Right is being exercised provided that, in the case of any ISO, the amount computed under part (A) of the foregoing formula shall be equal to the Fair Market Value of Common Stock on the date the Limited Right is in fact exercised, and provided further that, in the case of any other Limited Right that has not been outstanding at least seven months at the time the Change of Control occurs, the amount computed under part (A) of the foregoing formula shall be equal to the highest amount that could be computed under part (y) of such formula using a Fair Market Value that first became determinable six months or more after the date of grant of the Limited Right (with such Fair Market Value otherwise determined in accordance with the foregoing formula).

         2.8 "MINIMUM PRICE PER SHARE". Minimum Price Per Share means the highest gross price (before brokerage commissions and soliciting dealer's fees) paid or to be paid for a share of Common Stock (whether by way of exchange, conversion, distribution or upon liquidation or otherwise) in any Transaction, tender offer or exchange offer occurring prior to the date on which such Limited Right is exercised. If the consideration paid or to be paid in any such Transaction, tender offer or exchange offer shall consist, in whole or in part, of consideration other than cash, the Subcommittee shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration in writing by any party to such Transaction, tender offer or exchange offer other than the Company.

         2.9 "PARTICIPANT". A Participant is an Employee of the Company or a Subsidiary, and any director, consultant or other person providing key services to the Company or a Subsidiary to whom a Stock Option, Limited Right or Supplemental Bonus is granted.

         2.10 "STOCK OPTION". A Stock Option is the right granted under the Plan to a Participant to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Subcommittee, the number of shares of Common Stock determined by the Subcommittee.

         2.11 "SUBCOMMITTEE". Subcommittee means the Committee described in
Section IV.

         2.12 "SUPPLEMENTAL BONUS". A Supplemental Bonus is the right to receive payment, in shares of Common Stock, cash or a combination of shares of Common Stock and cash, of an amount specified by the Subcommittee pursuant to Section 7.6.

         2.13 "TRANSACTION". A Transaction is (A) any consolidation or merger of the Company in which the Company is not the surviving corporation other than a merger solely to effect a reincorporation or a merger of the Company as to which stockholder approval is not required pursuant to Sections 251(f) or 253 of the Delaware General Corporation Law, (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of 50% or more of the assets or earnings power of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

For purposes of this Plan, the Subcommittee may, by resolution, clarify the date as of which a Change of Control shall be deemed to have occurred.

III.     INCENTIVE STOCK OPTIONS AND NONSTATUTORY STOCK OPTIONS

The Stock Options granted under the Plan may be either:

(a) Incentive Stock Options ("ISOs") which are intended to be "incentive stock options" as that term is defined in Section 422 of the Code: or

(b) Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Code.

The individual Option Agreement(s) shall clearly designate whether the Stock Options granted are ISOs or NSOs. Subject to other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such.

Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

IV.      ADMINISTRATION

         4.1 SUBCOMMITTEE. The Plan shall be administered by a Subcommittee of the Board. The Subcommittee shall consist of at least two members of the Board of Directors who are not employed by the Company and who shall be Disinterested Persons. Subject to the provisions of the Plan, the Subcommittee shall have full authority to administer the Plan, including authority to grant awards under the Plan and determine the terms thereof, to interpret and construe any provision of the Plan and any Stock Option, Limited Right or Supplemental Bonus granted thereunder, to adopt such rules and regulations for administering the Plan, including those it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto and to make all other decisions and determinations under the plan.

         4.2 ACTIONS OF SUBCOMMITTEE. All actions taken and all interpretations and determinations made by the Subcommittee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Subcommittee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Subcommittee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

V.       ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBLE PARTICIPANTS. Grants of Stock Options, Limited Rights and Supplemental Bonuses may be made to Participants. The Subcommittee shall from time to time determine the Employees to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, the Option Price of such Stock Options and the terms and conditions of such Stock Options, subject to the provisions of this Plan. No officer may be granted more than 500,000 options during any one fiscal year.

         5.2 OPTION PRICE. Except as otherwise provided in Section 7.8, the Option Price of any ISO or NSO shall not be less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted and shall not be less than par value of Common Stock. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO on the date such ISO is granted, and such ISO shall not be exercisable after five years after the date on which it was granted.

         5.3 OPTION AGREEMENT. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Subcommittee may determine, subject to the provisions of this Plan.

VI.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN

         6.1 MAXIMUM NUMBER. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 1,697,000 shares, subject to adjustment as provided in Section 6.2. Such shares may be authorized and unissued shares or may be treasury shares. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Common

Stock as to which all ISOs granted to an individual may first become exercisable in a particular calendar year may not exceed $100,000, provided that to the extent that Stock Options intended to be ISOs (together with all incentive stock options granted under other Company plans to such individual) become exercisable in a given year in excess of this limit, such Stock Options shall be deemed to be NSOs and shall be exercisable as such. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire or otherwise terminate, unless such Stock Options are surrendered upon exercise of Limited Rights, such shares may again be made subject to Stock Options or otherwise issued under the Plan. Shares shall be treated as issued under the Plan and counted against the limitation set forth in this Section 6.1, including with respect to the payment of Supplemental Bonuses, in a manner that complies with applicable requirements under Rule 16b-3 under the Exchange Act. On an annual basis, Stock Options may not be granted to any individual participant in excess of 500,000 Options.

         6.2 CAPITAL CHANGES. In the event any changes are made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of one percent (1%) at any single time, stock split, combination of shares, exchange of shares, extraordinary cash dividend, change in corporate structure or otherwise), the Subcommittee shall, in order to prevent dilution or enlargement of Participants' rights, make appropriate adjustments in: (i) the number and kind of shares theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be issued under the Plan. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII.     EXERCISE OF STOCK OPTIONS

         7.1 TIME OF EXERCISE. Subject to the provisions of the Plan, including without limitation Section 7.7, the Subcommittee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. An ISO shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted, and an NSO shall expire, to the extent not exercised, no later than 10 years and one day after the date on which it was granted. The Subcommittee may accelerate the vesting of any Participant's Stock option by giving written notice to the Participant. Unless otherwise determined by the Subcommittee, the acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

         7.2 SURRENDER OF SHARES IN PAYMENT OF EXERCISE PRICE. The Subcommittee, in its sole discretion, may permit a Participant to surrender to the Company shares of the Common Stock as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise. Unless otherwise determined by the Subcommittee, any such shares surrendered by the Participant shall have been held by him for at least six months prior to surrender.

         7.3 USE OF PROMISSORY NOTE: EXERCISE LOANS. The Subcommittee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments of the Option Price, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as payment for the exercise of a Stock Option; provided that, with respect to any promissory note given as payment or partial payment for the exercise of an ISO, all terms of such note shall be determined at the time a Stock Option is granted and set forth in the Option Agreement. The Subcommittee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guaranty loans to a Participant by a third party, including in connection with broker assisted cashless exercises. The foregoing notwithstanding, a Participant shall pay at least the par value of the Common Stock to be acquired upon exercise of a Stock Option in the form of lawful consideration under the Delaware General Corporation Law prior to issuance of such shares.

         7.4 STOCK RESTRICTION AGREEMENT. The Subcommittee may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which the Stock Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

         7.5 TERMINATION OF EMPLOYMENT BEFORE EXERCISE. If a Participant's employment with the Company or a Participating Subsidiary shall terminate for any reason other than the Participant's disability, any ISO then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months. If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any ISO then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of one year (but in no event beyond ten years from the date of grant of the ISO). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect. The period and extent to which an NSO may be exercised following termination of employment shall be determined by the Subcommittee.

         7.6 GRANT OF SUPPLEMENTAL BONUSES. The Subcommittee, either at the time of grant or at any time prior to exercise of any NSO or Limited Right, may provide for a Supplemental Bonus from the Company or Participating Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under an NSO, or a specified number of Limited Rights which may be or become exercisable. A Supplemental Bonus shall be automatically payable upon the exercise of the NSO or Limited Right with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him upon the exercise of the NSO or upon the exercise of such Limited Right, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus, all as determined by the Subcommittee. The Subcommittee may, in its discretion, elect to pay any part or all of the Supplemental Bonus in: (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock; provided that bonuses payable in respect of Limited Rights shall be payable only in cash. The Subcommittee's election shall be made by giving written notice to the Participant not later than 90 days after the related exercise, which notice shall specify the portion which the Subcommittee elects to pay in cash, shares of Common Stock or a combination thereof. In the event any portion is to be paid in shares of Common Stock, the number of shares to be delivered shall be determined by dividing the amount which the subcommittee elects to pay in shares of Common Stock by the Fair Market Value of one share of Common Stock on the date of exercise. Any fractional share resulting from any such calculation shall be disregarded. Said shares, together with any cash payable to the Participant, shall be delivered within said 90-day period.

         7.7 OPTION VESTING UPON CHANGE OF CONTROL OF THE COMPANY. In the event of a Change of Control of the Company, the vesting of Stock Options granted pursuant to the Plan shall automatically be accelerated, so that all Stock Options outstanding at the time of such Change of Control will be exercisable immediately except as otherwise provided in Section 2.1.

         7.8 STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Subcommittee, be granted either alone or in addition to, in tandem with, or in substitution for, any other award granted under the Plan or any other plan of the Company or any Participating Subsidiary or any other right of a Participant to receive payment from the Company or any Participating Subsidiary. If an award is granted in substitution for another such award, the Committee shall require the surrender of such other award in consideration for the grant of the new award. Awards granted in addition to or in tandem with other awards may be granted either as of the same time as or a different time from the grant of such other awards. The per share Option Price of any Stock Option:

                  (A) Granted in substitution for an outstanding award shall be not less than the lesser of the Fair Market Value of a share of Common Stock at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the fair market value (as determined by the Subcommittee) at that date of the award required to be surrendered by the Participant as a condition to receipt of the substitute award; or

                  (B) Retroactively granted in tandem with an outstanding award shall be not less than the lesser of the Fair Market Value of a share of Common Stock at the date of grant of the later award or at the date of grant of the earlier award.

Except for the Option Price required to be paid upon the exercise of Stock Options and except as provided in this Section 7.8, only services may be required as consideration for the grant of any award under the Plan.

VIII.    LIMITED RIGHTS

         8.1 GRANT OF LIMITED RIGHTS. The Subcommittee may in its discretion grant Limited Rights to a Participant concurrently with the grant of each ISO or at any time with respect to any NSO. Such Limited Rights shall be exercisable with respect to the number of shares of Common Stock which are, or may become, purchasable under any such Stock Option. The Subcommittee may, in its discretion, specify the terms and conditions of such rights, including without limitation the date or dates upon which such rights shall expire and become void and unexercisable, except that Limited Rights granted with respect to an ISO shall only be exercisable, and shall expire, at the time or times the ISO is exercisable and expires, respectively. In any event, a Limited Right shall not be exercisable within six months from the date of grant of the Limited Right. Each Participant to whom Limited Rights are granted shall be given written notice advising him of the grant of such rights and specifying the terms and conditions of the rights, which shall be subject to all the provisions of this Plan.

         8.2 EXERCISE OF LIMITED RIGHTS. Subject to the limitations set forth in
Section 8.1, a Limited Right may be exercised only during the period beginning on the first day following the occurrence of a Change of Control and ending on the sixtieth day following such date; provided, however, that if the Change of Control occurs prior to the expiration of six months after the date of grant of a Limited Right, then such Limited Right shall be exercisable for a period of 60 days following expiration of such six-month period. Upon the occurrence of a tender or exchange offer constituting a Change of Control, a Limited Right may be exercised in such manner regardless of whether the Board supports or opposes such tender or exchange offer. A Participant shall exercise his Limited Rights by delivering a written notice to the Subcommittee specifying the number of shares with respect to which he exercises Limited Rights and agreeing to surrender the right to purchase an equivalent number of shares of Common Stock subject to his Stock Option. If a Participant exercises Limited Rights, payment of his Limited Rights shall be made in accordance with Section 8.3 on or before the thirtieth day after the date of exercise of the Limited Rights. A Limited Right shall remain exercisable during the exercise periods specified in accordance with Section 8.1 and this Section in the event of a termination of employment of the Participant holding the Limited Right after a Change of Control. Notwithstanding the above, upon a termination of the employment of the holder of the Limited Right before the occurrence of any Change of Control, the Limited Right shall expire immediately.

         8.3 FORM OF PAYMENT. If a Participant elects to exercise Limited Rights as provided in Section 8.2, the Company shall pay to the Participant in cash the amount set forth in Section 2.7 hereof, calculated with respect to the shares as to which the Participant has exercised Limited Rights, within thirty days of the date of exercise of the Limited Rights. If such amount is not paid in full within the prescribed period, the Company shall be liable to such Participant for the costs of collection of such amount, including attorney's fees.

         8.4 TERMINATION. When a Limited Right is exercised, the Stock Option to which it relates, if any, shall cease to be exercisable to the extent of the number of shares of Common Stock with respect to which such Limited Right was exercised. Upon the exercise or termination of a Stock Option, any Limited Right granted with respect thereto shall terminate to the extent of the number of shares as to which such Stock Option was exercised or terminated.

IX.      NO CONTRACT OF EMPLOYMENT

         Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company, or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Article IX shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

X.        NO RIGHTS AS A STOCKHOLDER

         A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option, until such Stock Option is exercised. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

XI.       NON-TRANSFERABILITY

         No Stock Option, Limited Right or Supplemental Bonus right granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined under the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, and any ISO shall be exercisable, during his lifetime, only by him. In the event of a Participant's death, the Stock Option or any Limited Right or Supplemental Bonus right may be exercised by the Personal Representative of the Participant's estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

XII.     COMPLIANCE WITH RULE 16b-3

         It is the intent of the Company that the Plan comply in all respects with Rule l6b-3 under the Exchange Act in connection with any award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of the Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

XIII.    AMENDMENT

         The Company by action of the Board may amend, modify or terminate this Plan at any time or, by action of the Subcommittee may amend, modify or terminate any outstanding Option Agreement, except that any such amendment, modification or termination of the Plan shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable. Moreover, no action may be taken by the Company without the consent of the affected Participant which will materially impair the rights of any Participant under any award then outstanding or which will prevent an ISO from continuing to qualify under Section 422 of the Code.

XIV.      REGISTRATION OF OPTIONED SHARES

         No Stock Option shall be exercisable unless the Company's sale of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the Company's sale of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and unless, in the opinion of such counsel, such sale would be exempt from the registration or qualification requirements of applicable state securities law.

XV.      WITHHOLDING TAXES

         The Company or a Participating Subsidiary may take such steps as the Subcommittee may deem necessary or appropriate for the withholding of any taxes which the Company or the Participating Subsidiary is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock

Option, Limited Right or Supplemental Bonus, and to take such other action as the Subcommittee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of tax liabilities in excess of such withholding obligations relating to any such award. This authority shall include authority to withhold or receive shares or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.

XVI.     FINANCING ARRANGEMENTS

         The Subcommittee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the exercise, and the disposition of shares acquired upon exercise of Stock Options or Supplemental Bonuses, including, without limitation, arrangements for the simultaneous exercise of Stock Options (including a related Supplemental Bonus), and sale of the shares acquired upon such exercise.

XVII.    NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

XVIII.     EFFECTIVE DATE

         This Plan was adopted by the Board of Directors and became effective on the date the Plan is approved by the Company's stockholders at the stockholders' meeting in 2001 by the affirmative votes of the holders of a majority of shares present in person or represented by proxy, and entitled to vote at such meeting, or any adjournment thereof, or by the written consent of the holders of a majority of shares entitled to vote, in each case in accordance with applicable provisions of the Delaware General Corporation Law. Any Stock Options, Limited Rights, or Supplemental Bonus granted under the Plan prior to such approval of stockholders shall be effective when granted (unless, with respect to any such award, the Subcommittee specifies otherwise at the time of grant), but no such award may be exercised prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such award shall be canceled. No ISO shall be granted subsequent to ten years after the effective date of the Plan. Unless earlier terminated by the Board, the Plan shall terminate when no shares of Common Stock remain reserved and available for issuance and the Company has no further obligation with respect to any award granted under the Plan.

                           BENTON OIL AND GAS COMPANY

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, JULY 30, 2001
                                    9:00 A.M.

                                DOUBLETREE HOTEL
                                  ALLEN CENTER
                                400 DALLAS STREET
                              HOUSTON, TEXAS 77002





--------------------------------------------------------------------------------
BENTON OIL AND GAS COMPANY
6267 CARPINTERIA AVENUE, SUITE 200
CARPINTERIA, CALIFORNIA  93013
                                                                           PROXY
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on July 30, 2001.

The shares of stock you hold in your account will be voted as your specify below.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Steven W. Tholen and Robert Stephen Molina, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.



                      See reverse for voting instructions.

                                                                     -----------
                                                                     COMPANY #
                                                                     CONTROL #
                                                                     -----------

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE
- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above.
-        Follow the simple instructions to Voice provides you.

VOTE BY INTERNET - http://www.aproxy.com/bno/ - QUICK  *** EASY *** IMMEDIATE
-        Use the Internet to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and ate your proxy card and return it in the postage-paid envelope we've provided or return it to Benton Oil and Gas Company, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0837.





      If you vote by Phone or Internet, Please do not mail your Proxy Card

                               Please detach here


         The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of directors:       01   Steven D. Chesebro'                   [_]   Vote FOR               [_]   Vote WITHHELD
                                02   John U. Clarke                              all nominees                 From all nominees
                                03   Byron A. Dunn
                                04   H. H. Hardee
                                05   Peter J. Hill
                                06   Patrick M. Murray

(Instructions:  To withhold authority to vote for any indicated nominee,        ----------------------------------------------------
write the number(s) of the nominee(s) in the box provided to the right.)
                                                                                ----------------------------------------------------

2.       To adopt and approve the 2001 Long Term Stock Incentive Plan.    [_]     For       [_]   Against      [_]   Abstain

3.    To ratify the appointment of PricewaterhouseCoopers LLP as the
independent accountants for the year ended December 31, 2001.             [_]     For       [_]   Against      [_]   Abstain

THIS PROXY WHEN  PROPERLY  EXECUTED  WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN,  WILL BE VOTED FOR EACH
PROPOSAL.

Address Change?  Mark Box [_]                                                   Date________________________________________________
Indicate changes below:
                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------
                                                                                Please sign exactly as your name(s) appear on Proxy.
                                                                                If held in joint tenancy, all persons must sign.
                                                                                Trustees, administrators, etc. should include title
                                                                                and authority. Corporations should provide full
                                                                                name or corporation and name of authorized officer
                                                                                signing the proxy.